SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.__)

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       (as permitted by Rule 14a-6(e)(2))
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                            Valpey-Fisher Corporation
                            -------------------------
                 Name of Registrant as Specified in its Charter


                        ---------------------------------
         Name of Person Filing Proxy Statement if other than Registrant

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


                                PRELIMINARY COPY


                            VALPEY-FISHER CORPORATION
                            (A Maryland corporation)

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME                               10:00 A.M. on  September 30, 2008

PLACE                              VALPEY-FISHER CORPORATION
                                   75 South Street
                                   Hopkinton, Massachusetts 01748

ITEMS OF BUSINESS                  (1) Consideration  of amendments to the 1992,
                                       1999, 2001  and  2003 Stock Option Plans;
                                       and

                                   (2) Consideration  of such other  business as
                                       may properly come before the meeting.

RECORD DATE                        You  are  entitled  to  vote if  you  were  a
                                   stockholder at the close of business on August 22, 2008.

VOTING BY PROXY                    Please  fill in,  sign and mail the  enclosed
                                   proxy  as  soon  as  possible  so  that  your
                                   shares  can  be  voted  at  the   meeting  in
                                   accordance   with  your   instructions.   For
                                   specific instructions, please refer to the Questions and Answers beginning on page 1 of the proxy statement and the instructions on the proxy card.


                                           By Order of the Board of Directors


                                           John J. McArdle III
                                           Secretary

                 This notice of meeting and proxy statement and
            accompanying proxy card are being distributed on or about
                                 August 27, 2008

                            VALPEY-FISHER CORPORATION
                                 75 South Street
                         Hopkinton, Massachusetts 01748

                            ------------------------

                                 PROXY STATEMENT
                           --------------------------

                         Special Meeting of Stockholders

                               September 30, 2008

     This proxy statement contains information related to the Special Meeting of Stockholders of Valpey-Fisher Corporation (the "Company"), to be held on September 30, 2008, beginning at 10:00 a.m., at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any postponements or adjournments of the meeting. The enclosed proxy is solicited by the Board of Directors.

                                ABOUT THE MEETING

What is the purpose of this special meeting?

     At this Special Meeting, stockholders will consider proposed amendments to the 1992, 1999, 2001 and 2003 Stock Option Plans of the Company (i) clarifying the provisions of each plan to provide general authority to make adjustments to outstanding options in the event of any distribution of assets to stockholders other than an ordinary dividend and (ii) increasing the number of shares covered by the Plans by the number of shares necessary to adjust the outstanding options but in no event by more than an aggregate of 387,215 shares. The Board of Directors of the Company has approved a special dividend of $1.50 per share and has conditioned that special dividend on stockholders approval of such amendments to the Company's Stock Option Plans. See pages 4 through 13.

What information is contained in these materials?

     The information included in this proxy statement relates to the matters to be voted on at the meeting, the voting process, and certain other required information.

Who is entitled to vote at the meeting?

     Only stockholders of record at the close of business on the record date, August 22, 2008, are entitled to receive notice of the Special Meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of Common Stock of the Company?

     Each outstanding share of Common Stock will be entitled to one vote on each matter to be voted upon at the meeting.

Who can attend the meeting?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of August 22, 2008, 4,278,498 shares of Common Stock of the Company were outstanding.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote FOR approval of the proposed amendments to the 1992, 1999, 2001 and 2003 Stock Option Plans (see pages 4 through 13).

     Other than consideration of the proposed amendments to the 1992, 1999, 2001 and 2003 Stock Option Plans, as described in this proxy statement, the Company does not expect any matters to be presented for a vote at this Special Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

What vote is required to approve each item?

     For the approval of the proposed amendments to the 1992, 1999, 2001 and 2003 Stock Option Plans, assuming a quorum has been reached, the affirmative vote of the holders of a majority of the shares cast with respect to any such matter will be required for approval.

     A properly executed proxy marked "Abstain" with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to certain matters. Thus, if you do not give your broker or nominee specific instructions, your shares will not be voted on that matter and will not be counted in determining the number of shares necessary for approval. According, a broker non-vote will have the effect of a negative vote. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Set forth in the table below is information concerning the ownership as of August 22, 2008 of the Common Stock of the Company by persons who, to the knowledge of the Board of Directors, own more than 5% of the outstanding shares of Common Stock of the Company. The table also shows information concerning beneficial ownership by all other directors, by each of the executive officers of the Company and by all directors and executive officers as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.

Name and Address                         Amount
of Beneficial Owner                Beneficially Owned       Percentage of Class
-------------------                ------------------       -------------------

Michael J. Ferrantino
75 South Street
Hopkinton, MA  01748                    327,200 (1)                  7.3%

John J. McArdle III
P.O. Box 4100
Portsmouth, NH  03802                   343,243 (2)(3)               8.0%

Mary R. and Emile Vaccari
508 40th Street
Union City, NJ  07087                   311,100                      7.3%

Robert W. Valpey
Route 25
P.O. Box 249
Center Harbor, NH  03226                290,254 (2)(4)               6.8%

Ted Valpey, Jr.
P.O. Box 4100
Portsmouth, NH  03802                 1,041,552 (5)                 24.3%

Other Directors and Executive Officers

Richard W. Anderson                     133,800 (6)                  3.1%
Eli Fleisher                            154,200 (7)                  3.6%
Lawrence Holsborg                       161,600 (8)                  3.8%
Mario Alosco                              4,200 (8)             less than 1.0%
Michael J. Kroll                         87,654 (9)                  2.0%
Michael J. Ferrantino, Jr.               44,200 (10)                 1.0%
Walt Oliwa                               15,000 (11)            less than 1.0%
Directors and Executive Officers
as a Group                            2,312,649 (1-12)              50.3%
(consisting of 10 individuals)
-----------------------------------
(1) Includes 100,000 shares issued under a restricted stock agreement. The restrictions on the shares expired at the rate of 20% per year commencing on October 23, 2003. Includes 200,000 shares issuable upon exercise of currently exercisable stock options.
(2) Includes 150,000 shares, as to which each of Mr. Robert Valpey and Mr. McArdle disclaims beneficial ownership, held by a trust of which each is one of four trustees.
(3) Includes 53,625 shares owned by Mr. McArdle's wife as to which he disclaims beneficial ownership. Includes 4,200 shares issuable upon exercise of currently exercisable stock options.
(4) Includes 1,500 shares jointly owned by Mr. Robert Valpey's wife. (5) All such shares are held in the Theodore S. Valpey Revocable Trust. Of such shares, 520,000 shares are pledged to a bank to secure indebtedness of Mr. Valpey to such bank and 75,000 shares are held in a margin account.
(6) Includes 127,500 shares of Common Stock held by Massachusetts Capital Resource Company as to which Mr. Anderson disclaims beneficial ownership. By virtue of his position as President and Chief Investment Officer of Massachusetts Capital Resource Company, Mr. Anderson has shared power to vote the shares of the Company owned by Massachusetts Capital Resource Company. Includes 6,300 shares issuable upon exercise of currently exercisable stock options.
(7) Includes 2,250 shares owned by Mr. Fleisher's wife as to which he disclaims beneficial ownership. Includes 4,200 shares issuable upon exercise of currently exercisable stock options.
(8) Includes 4,200 shares issuable upon exercise of currently exercisable stock options.
(9) Includes 20,050 shares jointly owned by Mr. Kroll's wife and 52,000 shares issuable upon exercise of currently exercisable stock options.
(10) Includes 30,000 shares issuable upon exercise of currently exercisable stock options.
(11) Includes 15,000 shares issuable upon exercise of currently exercisable stock options.
(12) Includes an aggregate of 320,000 shares issuable upon exercise of currently exercisable stock options as described in footnotes 1, 3 and 6 through 11 and an aggregate of 595,000 shares pledged as described in footnote 5.


           1. APPROVAL OF AMENDMENTS TO THE VALPEY-FISHER CORPORATION
              -------------------------------------------------------
                  1992, 1999, 2001 AND 2003 STOCK OPTION PLANS
                  --------------------------------------------

Background and Reason for Proposed Amendments to Stock Plans

     On August 7, 2008, the Company announced that its Board of Directors had approved a special dividend of $1.50 per share, payable on October 17, 2008 to all stockholders of record on October 6, 2008. The special dividend is being paid from the Company's cash on hand. The special dividend is conditioned on stockholders approving, at the Special Meeting to be held on September 30, 2008, amendments to the Company's 1992, 1999, 2001 and 2003 Stock Option Plans as described below.

     Because the language of our stock option plans does not specifically mention the effect of a special dividend to stockholders, the Board has approved and conditioned the special dividend on stockholder approval of clarifying plan amendments dealing with adjustments to the options that would ensure that employees, directors, consultants and advisors that hold options under our stock option plans are not disadvantaged by the special dividend. The Board of Directors believes the contributions of the Company's employees, directors, consultants and advisors have been, and are, vital to the Company's success, and believes the Company's stock option plans play an important role in motivating performance. The Board determined that it would be appropriate to present the plan amendments to stockholders for their approval.

     The plan amendments will allow adjustment of vested and unvested stock options to offset the expected decline in market value of the Common Stock of the Company as a result of the special dividend, as compared with its pre-dividend market value. For stockholders, any stock price decline is offset by the cash they receive in the form of the dividend. The Company's existing stock options are not eligible to receive a dividend, so we would adjust outstanding options based on the amount of the special dividend, in a manner similar to that which would be used for other capital events such as stock splits or reorganizations.

     The plan amendments would provide general authority to make adjustments in the event of any distribution of assets to stockholders other than an ordinary dividend. If any other distribution of assets to stockholders other than an ordinary dividend was declared in the future, the plan amendments would grant the Board authority upon recommendation of the Plan Administrator, as provided in the respective Plans, to make adjustments to outstanding awards, which may or may not be identical to the adjustments described below. The plan amendments are not intended to override the requirement that the Company obtain stockholder approval for a repricing of options; the amendments would only apply to the circumstance described above, similar to the adjustments that are currently specifically permitted under the stock plans for other types of capital events such as a stock split, stock dividend, or recapitalization.

     The specific details of the adjustments are explained below. The Board of Directors believes it is appropriate that all holders of the Company's equity, including holders of stock options granted under its stock option plans, be treated equally with respect to the special dividend. If the Proposed amendments to the 1992, 1999, 2001 and 2003 Stock Option Plans, are not approved by stockholders, out of fairness to our employees the special dividend would not be made, and the Board and management would consider other alternatives.

     The adjustments will not result in any equity compensation expense for the Company.

     If these amendments are approved, the special dividend declared August 7, 2008 will be unconditional and the adjustments to the stock options approved by the Board will be made as described below.

Special Dividend Adjustments if Amendments are Approved

     If stockholders approve the proposed amendments, stock options that are outstanding immediately prior to the ex-dividend date for the special dividend will be adjusted as follows:

     The exercise price will be adjusted downward and the number of options will be adjusted upward pursuant to the following formulas, where "Pre-Dividend Price" means the average of the official AMEX closing price of a share of the Company's Common Stock for the twenty trading days before the ex-dividend date for the special dividend, and the "Post-Dividend Price" is the average of the official AMEX closing price of a share of the Company's Common Stock for the twenty trading days after the ex-dividend date for the special dividend.

     The exercise price of stock options outstanding immediately before the ex-dividend date will be adjusted downward to the product of:


       Pre-dividend Exercise   X   Post-Dividend Price   =   Post-Dividend
               Price             ---------------------       Exercise Price
                                   Pre-Dividend Price


     The number of shares covered by each stock option outstanding immediately before the ex-dividend date will be adjusted upward to the product of:


  Number of Shares Pre-   X     Pre-Dividend Price   =   Number of Shares Post-
  dividend                    --------------------       Dividend
                               Post-Dividend Price

Maximum Number of Shares Issuable under Plan. The maximum number of shares issuable under each of the 1992, 1999, 2001 and 2003 Stock Option Plans will be increased by the additional number of shares covered by options outstanding under such plans as a result of the adjustments but such increase shall not be in excess of 127,214 shares under the 1992 Plan, 99,000 shares under the 1999 Plan, 132,715 shares under the 2001 Plan and 28,286 shares under the 2003 Plan. However, no additional options may be granted under the 1992 Plan and there are currently 2,000 shares remaining available for future options under the 1999 Stock Option Plan and 8,666 shares remaining available for future options under the 2001 Stock Option Plan and, with respect to each of the 1992, 1999 and 2001 Plans, that will continue to be the case; the number of shares remaining available for future grants under the 2003 Stock Option Plan immediately before the adjustments will be the same as the number of shares remaining available for future grants immediately after the adjustments.

     Adjustments to options issued under the Company's stock option plans described above will only occur if stockholders approve the amendments to the Plans.

     For example, assuming a Pre-Dividend Price of $3.67 per share and Post-Dividend Price of $2.17, each calculated as described above, the additional number of shares issuable to adjust options outstanding under each of the 1992, 1999, 2001 and 2003 Stock Option Plans is 102,592, 79,839, 107,028 and 22,811,
respectively. Of course, the number of shares in fact issuable to adjust options will vary depending upon the actual Pre-Dividend and Post-Dividend Prices.

Proposed Amendments

     For the reasons described above, subject to stockholder approval, the Board has amended the 1992, 1999, 2001 and 2003 Stock Option Plans in similar ways to permit the Board to adjust outstanding options, the numeric grant limitations in the Plans, and the number of shares covered by the Plans in the event of any distribution to stockholders other than an ordinary dividend. The Company proposes to restate Section 9 of each of the 1992, 1999, 2001 and 2003 Stock Option Plans to read as follows:

     9. Adjustments to Shares Subject to the Plan.

            If in the event of a recapitalization, stock split, stock combination, stock dividend, exchange of shares, or a change in the corporate structure or shares of the Company, or similar event, the Board of Directors upon recommendation of the Committee shall make appropriate adjustments in the kind or number of shares which may be issued upon exercise of Options and in the kind or number of shares issuable upon exercise of Options theretofore granted and in the exercise price of such options. The Board of Directors may also make such appropriate adjustments in the event of any distribution of assets to stockholders other than an ordinary dividend. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than an ordinary dividend, made by the Board shall be final, binding and conclusive.

     The table set forth below is for illustration purposes only based upon the assumption that the Pre-Dividend Price is $3.67 and the Post-Dividend Price is $2.17. The actual amounts will depend on the actual Pre-Dividend and Post-Dividend Price.

                                NEW PLAN BENEFITS

                                 (a)                (b)              (c)

                                                               Dollar Value of
                                                                  Aggregate
                          Number of Shares      Additional       Reduction in
                             Subject to      Shares Issuable  Exercise Price ($)
                            Outstanding        Pursuant to    for Stock Options
Name and                   Options as of      Anti-Dilution   Outstanding as of
Principal Position            8/22/08          Adjustments        8/22/08 (1)
------------------------  ----------------  ----------------  -----------------

Michael J. Ferrantino,
President and Chief
Executive Officer              200,000           138,249            $265,668

Michael J. Kroll,
Vice President,
Treasurer and Chief
Financial Officer               60,000            41,475            $118,662

Michael J. Ferrantino,
Jr.
Vice President,
Control Components
Group                           40,000            27,650             $47,706

Walt Oliwa
Vice President of
Research and
Development                     25,000            17,281             $31,778

Ted Valpey, Jr.
Chairman                           -0-               -0-                 -0-

Executive Group                325,000           224,655            $463,814

Non-Executive
Director Group                  33,000            22,809             $40,530

Non-Executive
Officer Employee Group          93,750            63,803            $130,752

-----------------------
 (1) Calculation reflects number of shares subject to outstanding options at August 22, 2008, multiplied by the reduction of the exercise price pursuant to the formula described above. The exercise price per share for additional shares to be issued will be the reduced exercise price.

     The adjustments to existing stock options under the Plans as shown in the above table would be made to prevent the special cash dividend from dispossessing holders of the outstanding options of value, not to provide any additional benefit to the holders of outstanding options.

Board Recommendation:

                       The Board recommends that you vote "For" the approval of the proposed amendments to the Company's Stock Option Plans described above.

Summary of Major Provisions of the 1992, 1999, 2001 and 2003 Stock Option Plans, as Amended

     The principal provisions of each of its amended and restated 1992, 1999, 2001 and 2003 Stock Option Plans are summarized below. These summaries are qualified in their entirety by reference to the actual plans, copies of which are attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the Stock Plans, each as amended and restated, for which stockholder approval is being sought may be obtained upon written request to: Secretary, Valpey-Fisher Corporation, 75 South Street, Hopkinton, Massachusetts 01748.

Purpose of the Plans

     Each Plan is intended to expand and improve the profitability and prosperity of the Company for the benefit of its stockholders by permitting the Company to grant options to purchase shares of the Company's Common Stock to officers and other key employees of, and consultants and advisors to, and in the case of the 2003 Plan, directors who are not employees of, the Company and its subsidiaries.

Stock Subject to the Plans

     The following table sets forth certain information on the shares of Common Stock, par value $0.05 per share, subject to the Plans:


                        Number of        Number of Shares     Number of Shares
                   Shares Reserved for     Available for      Issuable Pursuant
                      Issuance Upon        Future Option         to Options
                    Exercise of Option      Grants on          Outstanding on
                        Grants (1)           8/22/08             8/22/08 (2)
                   -------------------  -------------------  -------------------
     1992 Plan           450,000                -0-                148,416
     1999 Plan           150,000              2,000                115,500
     2001 Plan           200,000              8,666                154,834
     2003 Plan           200,000            167,000                 33,000

-------------------
(1) In each case subject to adjustment in accordance with Section 9 of the Plan.
(2) Does not include number of shares to be issued as a result of the anti-dilution provisions described above with respect to the special dividend.

     If any options granted expire or terminate without being exercised, the shares covered thereby will be added back to the shares reserved for issuance. The number reserved for issuance is subject to adjustment pursuant to certain anti-dilution provisions relating to stock dividends, stock splits, changes in corporate structure and the like, including distribution of assets other than pursuant to ordinary dividends.

     On August 22, 2008, the last sale reported sale price per share of Common Stock as reported on the American Stock Exchange was $____ per share.

Administration of the Plan

     Each of the 1992, 1999 and 2001 Plans is administered by the Stock Option-Compensation Committee appointed by the Board of Directors consisting of members of such Board each of whom shall be a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

     The 2003 Plan is administered, as determined by the Board of Directors, by either the Board of Directors or the Stock Option-Compensation Committee appointed by the Board of Directors consisting of members of such Board each of whom shall be a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

     The Committee, or in the case of the 2003 Plan, the Committee or the Board of Directors, as the case may be, is defined herein as the "Plan Administrator". The Plan Administrator under the respective Plans has the full power to grant options ("Options"), to determine the persons eligible to receive Options, and to determine the amount, type and terms and conditions of each Option.

     The Plan Administrator may permit the voluntary surrender of all or a portion of an Option granted under each Plan to be conditioned upon the granting to the participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the applicable Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

Eligibility

     Options may be granted to officers and other key employees, and consultants and advisors to the Company or a subsidiary of the Company and only under the 2003 Plan to members of the Board of Directors who are not employees of the Company or a subsidiary (presently approximately an aggregate of nineteen in number). Members of the Board of Directors who are not employees are not eligible to participate in the 1992, 1993 or 2001 Plans.

     No additional options may be granted under the 1992 Plan and there are currently no options available for grant under the 1999 or 2001 Plans.

     No determination has yet been made, as to the key employees, consultants, advisors or non-employee directors to whom Options will be granted in the future or as to the total number of officers and other employees, consultants, advisors or non-employee directors who may be selected in the future to receive options under the Plans. One or more Options may be granted under the 2003 Plan to any present or future employee, consultant or advisor, including officers and directors who are employees of the Company or one of its subsidiaries.

     Both Incentive Stock Options (as defined in the Internal Revenue Code of
1986) and Non-Qualified Options may be granted under the respective Plans. Incentive Stock Options may be granted only to officers and other key employees, but Non-Qualified Options may be granted to officers and employees as well as to consultants and advisors or under the 2003 Plan to directors who are not employees. The two types of Options differ primarily in the tax consequences relating to the exercise and disposition of shares acquired pursuant to the Options. See "Federal Income Tax Consequences" below.

Option Price

     The purchase price of each share of Common Stock under Options will be established by the Plan Administrator, provided, however, that in the case of an Incentive Stock Option the exercise price will not be less than the fair market value of the Common Stock at the time of the grant of such Option.

     The exercise price is to be paid in full at the time of exercise (i) in good funds, or (ii) if the Committee determines at the time of grant, by delivery of shares of Common Stock of the Company (valued at their then fair market value), or (iii) if the Committee determines and subject to any restrictions or conditions as it deems appropriate, by electing to have the Company withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate fair market value on the date of exercise equal to the exercise price, or (iv) by a combination of
(i) and (ii) or (i) and (iii) above.

Term of Option

     Each Option shall expire on such date as the Committee shall determine, provided, that in no event shall an option be exercisable after the expiration of ten (10) years from the grant thereof.

Exercise of Options

     Each Option shall be exercisable as to all or any part of the shares subject thereto at such times as the Committee may determine. The Committee, subsequent to the grant of an Option, may accelerate the date or dates on which the Option may be exercisable.

Early Termination of Options

     If an optionee voluntarily quits or is discharged for cause, his or her Options terminate immediately. The estate of a deceased optionee may exercise the decedent's Options within three months after the death, to the extent exercisable at the time of death. If an Optionee is disabled, his or her Options may be exercised within one year thereafter, to the extent exercisable at the time of the disability. In case of discharge without cause, the Optionee may exercise his or her Options within three months thereafter, to the extent exercisable at the date of discharge.

Amendments to the Plan

     The Board of Directors may at any time terminate or modify or suspend the Plans, provided that no such termination, modification or suspension shall adversely affect any rights or obligations of the participants holding any Option previously granted, and further provided that no such modification, without the approval of the stockholders to the extent such approval is required by applicable law, regulation or rule, shall (i) modify the eligibility requirements for participation, or (ii) increase the maximum number of shares as to which options may be granted.

Term of the Plan

     The term of the 1992 Plan expired on December 3, 2002 and no options could be granted under the 1992 Plan after that date. The term of the 1999 Plan expires on March 29, 2009 and no options may be granted under the 1999 Plan after that date. The term of the 2001 Plan expires on February 21, 2011 and no options may be granted under the 2001 Plan after that date. The term of the 2003 Plan expires on February 25, 2013 and no options may be granted under the 2003 Plan after that date.

Federal Income Tax Consequences

     The following is a brief summary of the Federal income tax aspects of grants under the Stock Option Plans. The summary is not intended to be exhaustive and does not describe state or local tax consequences. Option holders should consult their own tax advisors.

     Upon the grant of a Non-Qualified Option, no income will be realized by the optionee. Upon exercise, ordinary income will generally be realized by the optionee in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price, and the Company will be entitled to a corresponding tax deduction. Upon disposition of the shares, appreciation or depreciation after the date of exercise will be treated as short-term or long-term capital gain or loss to the optionee, depending upon how long the shares have been held. Generally, the Company is required to withhold for income and payroll tax purposes upon exercise, or otherwise ensure that the amount of tax required to be withheld is remitted by the optionee to the Company.

     No tax consequences result from the grant of an Incentive Stock Option, or, except as provided below, from its exercise by the optionee, and except as put forth below, the Company is not entitled to any deduction thereupon. The optionee will realize long-term capital gain or loss upon the sale of shares, measured by the difference between the sale price and the option price, provided the shares are held for more than two years after the grant of the incentive stock option and one year after the date of exercise. If the shares are disposed of prior to such time, (a so-called "disqualifying disposition") the optionee must treat as ordinary income the difference between the option price and the lesser of the fair market value of the shares on the exercise date or the amount realized in case of a sale or exchange. Any remaining gain or loss will be treated as short-term or long-term capital gain or loss, depending upon how long the shares have been held. An amount equal to the ordinary income recognized by the optionee upon such disposition will be deductible by the Company at such time. For purposes of calculating the optionee's alternative minimum tax, if any, the difference between the fair market value of the shares subject to the incentive stock option determined on the date of exercise and the option price generally constitutes an item of adjustment which may result in alternate minimum tax liability for the year of exercise.

     The Internal Revenue Service and the Treasury Department have announced that they are considering the application of payroll and income withholding tax to the exercise of Incentive Stock Options and the disposition of shares acquired pursuant to Incentive Stock Options prior to the expiration of the two year and one year period referred to above.

     However until further guidance, payroll tax and income tax withholding will not apply with regard to exercises of Incentive Stock Options or the disposition of shares acquired in connection with any such exercise. Optionees will still be required to include compensation in income upon a disqualifying disposition of shares acquired upon the exercise of an Incentive Stock Option as described above.

     If upon the exercise of a Non-Qualified Option or an Incentive Stock Option all or a portion of the option price is satisfied either by delivery to the Company of shares previously acquired by the optionee or by a direction to the Company by the optionee to withhold shares otherwise issuable upon exercise, the timing, character and amount of income that will be recognized by the optionee, and the tax deduction available to the Company, may be other than as discussed above.

Equity Compensation Plan Information

     The following table presents information as of December 31, 2007 regarding the number of shares of the Company's Common Stock that may be issued under the Company's equity compensation plans.

                                                                   Number of securities
                             Number of                              remaining available
                         securities to be                           for future issuance
                            issued upon        Weighted-average        under equity
                            exercise of        exercise price of    compensation plans
                            outstanding           outstanding           (excluding
                         options, warrants     options, warrants   securities reflected
   Plan Category            and rights            and rights       in the first column)
---------------------  --------------------  --------------------  --------------------

Equity compensation
plans approved by
security holders (1)          460,250               $3.43                172,666

Equity compensation
plans not approved
by security holders
(2)                            - 0 -                - 0 -                 - 0 -

-----------------------
   (1) Includes the 2003, 2001, 1999 and 1992 Stock Option Plans.
   (2) Does not include 100,000 shares of Restricted Stock awarded pursuant to the Restricted Stock Agreement dated December 19, 2002 between Mr. Ferrantino and the Company.


                             EXECUTIVE COMPENSATION

Summary of Executive Compensation

     The Summary Compensation Table below sets forth compensation information for our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers during 2007 and 2006.

                                       Summary Compensation Table

                                                                    Non-Equity
                                                                    Incentive        All
                                                 Stock    Option      Plan          Other
                                        Salary   Awards   Awards   Compensation  Compensation   Total
Name and Principal Position     Year     ($)     ($) (1)  ($) (2)    ($) (3)         ($)         ($)
---------------------------     ----     ---     -------  -------    -------         ---         ---

Michael J. Ferrantino,
President and Chief             2007  $250,923  $ 41,500  $ 53,700   $161,941    $ 43,839 (4)  $551,903
Executive Officer               2006  $250,000  $ 58,500  $ 71,600   $125,000    $ 54,281 (4)  $559,381

Michael J. Kroll,
Vice President,
Treasurer and Chief             2007  $135,499  $      0  $ 15,230   $ 50,235    $  8,819 (5)  $209,783
Financial Officer               2006  $135,000  $      0  $ 15,230   $ 40,188    $  6,961 (5)  $197,379

Michael J. Ferrantino, Jr.,
Vice President, Control         2007  $135,499  $      0  $ 17,640   $ 79,887    $  9,745 (6)  $242,771
Components Group                2006  $135,000  $      0  $ 17,640   $ 64,710    $  7,381 (6)  $224,731

Walt Oliwa,
Vice President of
Research and                    2007  $125,462  $      0  $  9,550   $ 50,625    $  8,110 (7)  $193,747
Development                     2006  $125,000  $      0  $  9,550   $ 36,500    $  4,840 (7)  $175,890

Ted Valpey, Jr.,                2007  $ 80,000  $      0  $      0   $      0    $ 64,065 (8)  $144,065
Chairman                        2006  $ 80,000  $      0  $      0   $      0    $ 63,253 (8)  $143,253

---------------------
(1) Amounts reflect the compensation cost of restricted stock issued in 2002 based on the market price on the grant date and expensed by the Company in the years ended December 31, 2007 and 2006.
(2) Amounts reflect the share-based compensation expense recognized by the Company in the years ended December 31, 2007 and 2006, in accordance with Statement of Financial Accounting Standards No. 123R. Assumptions used in the calculation of these amounts are included in footnote 9 to the Notes to Consolidated Financial Statements contained in the Company's Form 10-K for the year ended December 31, 2007.
(3) Amounts for 2007 and 2006 represent payments made in the first quarter of 2008 for the year ended December 31, 2007 under the Company's Key Employee Bonus Plan for 2007 and in the first quarter of 2007 for the year ended December 31, 2006 under the Company's Key Employee Bonus Plan for 2006, respectively.
(4) For 2007, includes a matching contribution of $6,750 and a profit sharing contribution of $4,495 made in the first quarter of 2008 for the year ended December 31, 2007 under the Company's Profit Sharing 401(k) Plan and $32,594 in life insurance premiums. For 2006, includes a matching contribution of $6,600 and a profit sharing contribution of $2,200 made in the first quarter of 2007 for the year ended December 31, 2006 under the Company's Profit Sharing 401(k) Plan and $45,481 in life insurance premiums.
(5) For 2007, includes a matching contribution of $5,294 and a profit sharing contribution of $3,525 made in the first quarter of 2008 for the year ended December 31, 2007 under the Company's Profit Sharing 401(k) Plan. For 2006, includes a matching contribution of $5,221 and a profit sharing contribution of $1,740 made in the first quarter of 2007 for the year ended December 31, 2006 under the Company's Profit Sharing 401(k) Plan.
(6) For 2007, includes a matching contribution of $5,742 and a profit sharing contribution of $4,003 made in the first quarter of 2008 for the year ended December 31, 2007 under the Company's Profit Sharing 401(k) Plan. For 2006, includes a matching contribution of $5,490 and a profit sharing contribution of $1,891 made in the first quarter of 2007 for the year ended December 31, 2006 under the Company's Profit Sharing 401(k) Plan.
(7) For 2007, includes a matching contribution of $4,859 and a profit sharing contribution of $3,251 made in the first quarter of 2008 for the year ended December 31, 2007 under the Company's Profit Sharing 401(k) Plan. For 2006, includes a matching contribution of $4,211 and a profit sharing contribution of $629 made in the first quarter of 2007 for the year ended December 31, 2006 under the Company's Profit Sharing 401(k) Plan.
(8) For 2007, includes a matching contribution of $2,440 and a profit sharing contribution of $1,625 made in the first quarter of 2008 for the year ended December 31, 2007 under the Company's Profit Sharing 401(k) Plan and $60,000 for office, secretarial and other business expenses.
      For 2006, includes a matching contribution of $2,440 and a profit sharing contribution of $813 made in the first quarter of 2007 for the year ended December 31, 2006 under the Company's Profit Sharing 401(k) Plan and $60,000 for office, secretarial and other business expenses.

     Annual Cash Incentives. Awards pursuant to the 2007 Key Employee Bonus Plans are reported in the Summary Compensation Table above.

     Based upon the recommendations of the Compensation Committee, the Board approved our 2007 Key Employee Bonus Plan (the "2007 Plan"). The 2007 bonus pool as outlined below was based on achieving certain 2007 pre-tax operating result amounts before incentive bonus, other income/expense, extraordinary income/expense, and the effects of SFAS 123R ("adjusted operating profit"). The bonus pool amount also includes any profit sharing contribution for 2007 as determined by the Board.


                Adjusted Operating Profit    Cumulative Bonus Amount
               ---------------------------  -------------------------
                         $250,000                    $37,500
                         $750,000                   $137,500
                       $1,250,000                   $262,500
                       $1,750,000                   $412,500
                       $2,250,000                   $587,500

     For operating performance in excess of $2,250,000 of the adjusted operating profit amount, the Board of Directors determines the bonus pool. The Board of Directors determined the 2007 bonus pool to be $500,000, based upon a 2007 adjusted operating profit amount of $2,031,000. The bonus pool amount included a $60,000 profit sharing contribution for 2007.

     The 2007 Plan provides the Compensation Committee will recommend the bonus payout amount for the Chief Executive Officer to the Board of Directors for its approval and the Chief Executive Officer will recommend to the Committee, who in turn will consider and recommend to the full Board, the payout amount for the remaining participants, including the other NEO's. The 2007 Plan provides that the bonus award will range from 0% to 100% of a participant's salary. The Compensation Committee reviewed and approved and recommended to the Board for its approval the Chief Executive Officer's recommendation to award Mr. Kroll a bonus of $50,235, 37% of his 2007 base salary, Mr. Ferrantino, Jr. $79,887, 59% of his base salary and Mr. Oliwa $50,625, 40% of his base salary. In addition, the Compensation Committee recommended to the Board of Directors a 2007 bonus of $161,941 for Mr. Ferrantino, 65% of his 2007 base salary. The final determination of the Board to approve such incentive awards included the approval of all the independent directors.

     Equity Incentives. There were no option grants in either 2007 or 2006 to the named executive officers.

                  Outstanding Equity Awards at Fiscal Year-End


                                                Option Awards
                                                -------------

                              Number of     Number of
                             Securities    Securities
                             Underlying    Underlying
                             Unexercised   Unexercised     Option
                               Options       Options      Exercise     Option
                                 (#)           (#)         Price     Expiration
          Name               Exercisable  Unexercisable     ($)         Date
---------------------------  -----------  -------------  ----------  ----------
Michael J. Ferrantino          200,000             -        $3.25      9/29/12

Michael J. Kroll                15,000             -       $11.04     10/18/10

                                20,000         5,000        $2.62      6/26/13

                                 8,000        12,000        $2.96       5/4/15

Michael J. Ferrantino, Jr.       4,000             -        $2.70      1/12/13

                                 4,000         2,000        $2.62      6/26/13

                                 6,000         4,000        $3.10      7/28/14

                                 8,000        12,000        $2.96       5/4/15

Walt Oliwa                      10,000        15,000        $3.11      5/15/15

Ted Valpey, Jr.                      -             -            -            -


                        Option Exercises and Stock Vested

     The following table shows restricted stock that vested by named executive officers in 2007 and the value realized upon exercise. No stock options were exercised in 2007.

                                     Number of Shares      Value Realized
                                   Acquired on Vesting       on Vesting
                Name                        (#)                ($)(1)
     ----------------------------  -------------------  --------------------
     Michael J. Ferrantino                20,000              $105,000
     Michael J. Kroll                        -                    -
     Michael J. Ferrantino, Jr.              -                    -
     Walt Oliwa                              -                    -
     Ted Valpey, Jr.                         -                    -

---------------------
(1) The "value realized on vesting" represents the number of vesting shares multiplied by the closing stock price on the vesting date.

           Potential Payments Upon Termination or Change in Control

     The Company has an agreement with Mr. Ferrantino which provides that in the event of the sale of the Company prior to December 31, 2010, the Company will pay him a one-time severance equal to two years' base salary, currently an aggregate of $515,000, if he is not employed as President and Chief Executive Officer of the new entity.

     The Company has an agreement with Mr. Kroll which provides that in the event of the sale of the Company prior to December 31, 2010, the Company will pay him a one-time severance equal to two years' base salary, currently an aggregate of $278,100, if he is not employed by the new control entity as Chief Financial Officer.

     The Company has a retention agreement with each of Messrs. Ferrantino, Jr. and Oliwa providing for a one-time retention payment equal to one year's base salary, currently $139,050 and $128,750 respectively, upon a change of control of the Company prior to December 31, 2010, provided such employee continues employment with the Company through such change in control.

Director Compensation

     The total 2007 compensation of non-employee Directors is shown in the following table.


                             Fees Earned or           Option
         Name              Paid in Cash ($)(1)   Awards ($)(3)(4)    Total ($)
-------------------------  -------------------  ------------------  -----------
Mario Alosco                       $9,100             $2,226          $11,326

Richard W. Anderson                $9,750             $3,339          $13,089

Eli Fleisher                       $9,800             $2,226          $12,026

Lawrence Holsborg                 $10,150             $2,226          $12,376

John J. McArdle III (2)           $12,300             $2,226          $14,526

-----------------------
(1) Each outside director is paid an annual director's fee of $2,500 plus $750 for each meeting of the Board of Directors attended. Each outside director who is a member of a Committee is paid $750 for each Committee meeting attended and not held on the same day as a meeting of the Board of Directors. For Committee meetings held on the same day as meetings of the Board of Directors, each outside director is paid for attendance at the rate of $350 per Committee meeting.
(2)   Mr. McArdle receives $5,000 for acting as Secretary of the Company.
(3) Amounts reflect the share-based compensation expense recognized by the Company in the year ended December 31, 2007, in accordance with Statement of Financial Accounting Standards No. 123R. Assumptions used in the calculation of these amounts are included in footnote 9 to the Notes to Consolidated Financial Statements contained in the Company's Form 10-K for the year ended December 31, 2007.
(4) At December 31, 2007, each of Messrs. Alosco, Fleisher, Holsborg and McArdle held outstanding options to purchase 6,000 shares of Common Stock of the Company and Mr. Anderson held options to purchase 9,000 shares of Common Stock of the Company.

                                2. OTHER MATTERS
                                   -------------

Additional Information

     The cost of solicitation of Proxies will be borne by the Company. If necessary to ensure satisfactory representation at this meeting, Proxies may be solicited to a limited extent by telephone or personal interview by officers and employees of the Company. Such solicitation will be without cost to the Company, except for actual out-of-pocket communication charges. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses for doing so will be reimbursed by the Company.

Stockholders' Proposals

     From time to time stockholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Stockholders who intend to present proposals at the 2009 Annual Meeting, and who wish to have such proposals included in the Company's Proxy Statement for the 2009 Annual Meeting, must be certain that such proposals are received by the Company's Secretary at the Company's executive offices, 75 South Street, Hopkinton, Massachusetts 01748, not later than December 26, 2008. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Stockholders who intend to present a proposal at the 2009 Annual Meeting but who do not wish to have such proposal included in the Company's Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company's Secretary at the Company's executive offices not later than March 11, 2009.


                                           By Order of the Board of Directors



                                           John J. McArdle III
                                           Secretary



August 25, 2008

           All stockholders are urged to fill in, sign and mail the enclosed Proxy promptly whether or not you expect to attend the meeting. If you are mailing your Proxy, kindly do so sufficiently in advance of the meeting date so that it will be received in time to be counted at the meeting.

                                PRELIMINARY COPY

Proxy - Valpey-Fisher Corporation


Proxy Solicited by the Board of Directors for Special Meeting on September 30, 2008


The undersigned hereby constitutes and appoints MICHAEL J. FERRANTINO and MICHAEL J. KROLL, either one of whom is authorized to act singly, attorneys and proxies with full power of substitution according to the number of shares of Common Stock of Valpey-Fisher Corporation (the "Company") which the undersigned may be entitled to vote and with all powers which the undersigned would possess if personally present at the Special Meeting of its stockholders to be held on September 30, 2008, at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any adjournment thereof, on matters properly coming before the Meeting. Without otherwise limiting the general authorization hereby given, said attorneys and proxies are instructed to vote as follows on the proposal set forth on the reverse side and described in the Proxy Statement dated August 25, 2008.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated August 25, 2008.

UNLESS OTHERWISE SPECIFIED IN THE SPACE PROVIDED, THE UNDERSIGNED'S VOTE IS TO BE CAST "FOR" APPROVAL OF THE AMENDMENTS TO THE 1992, 1999, 2001 AND 2003 STOCK OPTION PLANS AS DESCRIBED IN THE PROXY STATEMENT DATED AUGUST 25, 2008.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Special Meeting Proxy Card


A    Approval of Amendments to the 1992, 1999, 2001 and 2003 Stock Option Plans

              For  [ ]            Against  [ ]           Abstain  [ ]


B    Non-Voting Items
Change of Address - Please print new           Comments - Please print your
        address below.                               comments below.

--------------------------------------    --------------------------------------



--------------------------------------    --------------------------------------



C Authorized Signatures - This section must be completed for your instructions to be executed. - Date and Sign Below

In signing this Proxy, please sign your name or names in the boxes below in the exact form appearing on this Proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT TENANT MUST SIGN.

Date (mm/dd/yyyy)-          Signature 1 -              Signature 2 -
Please print date below     Please keep signature      Please keep signature
                             within the box             within the box
------------------------  --------------------------  --------------------------



------------------------  --------------------------  --------------------------

                            VALPEY-FISHER CORPORATION

                             1992 STOCK OPTION PLAN,

                                   AS AMENDED




1.   PURPOSE
     -------

         The Plan is intended to expand and improve the profitability and prosperity of MATEC Corporation for the benefit of its stockholders by permitting the Corporation to grant to officers and other key employees of, and consultants and advisers to, the Corporation and its Subsidiaries, options to purchase shares of the Corporation's Common Stock. These grants are intended to provide additional incentive to such persons by offering them a greater stake in the Corporation's continued success. The Plan is also intended as a means of reinforcing the commonality of interest between the Corporation's stockholders and such persons, and as an aid in attracting and retaining the services of individuals of outstanding abilities and specialized skills.


2.   DEFINITIONS
     -----------

         For Plan purposes, except where the context otherwise indicates, the following terms shall have the meanings which follow:

         (a) "Agreement" shall mean a written instrument executed and delivered on behalf of the Corporation which specifies the terms and conditions of a Stock Option granted to a Participant.

         (b) "Beneficiary" shall mean the person or persons who may be designated by a Participant from time to time in writing to the Committee, to receive, if the Participant dies, any Option exercise rights held by the Participant.

         (c)   "Board" shall mean the Board of Directors of the Corporation.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

         (e) "Committee" shall mean a Committee of the Board composed of three or more persons which shall be designated by the Board to administer the Plan. Each member of the Committee, while serving as such, shall be a member of the Board and shall be a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934.

         (f) "Common Stock" shall mean the Common Stock of the Corporation having a par value of $0.05 per share.

         (g) "Corporation" shall mean MATEC Corporation, a Delaware corporation.

         (h) "Employee" shall mean any person who is employed by the Corporation or any Subsidiary corporation.

         (i) "Exercise Price" shall mean the per share price for which a Participant upon exercise of a Stock Option may purchase a share of Common Stock.

         (j) "Fair Market Value" shall mean the value of a share of Common Stock to be determined by, and in accordance with procedures established by, the Committee. Such fair market value shall be deemed conclusive upon the determination of the Committee made in good faith. The preceding notwithstanding, so long as the Common Stock is listed on a national stock exchange, the "Fair Market Value" shall mean with respect to any given day, the mean between the highest and lowest reported sales prices of the Common Stock on the principal national stock exchange on which the Common Stock is listed, or if such exchange was closed on such day or if it was open but the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded on such exchange, as reported by a responsible reporting service.

         (k) "Incentive Stock Option" shall mean a Stock Option which is intended to meet and comply with the terms and conditions for an "incentive stock option" as set forth in Section 422 of the Code, or any other form of tax qualified stock option which may be incorporated and defined in the Code as it may from time to time be amended.

         (l) "Non-Qualified Option" shall mean a Stock Option which does not meet the requirements of Section 422 of the Code or the terms of which provide that it will not be treated as an Incentive Stock Option.

         (m) "Participant" shall mean any person who is granted a Stock Option under the Plan.

         (n) "Plan" shall mean the MATEC Corporation 1992 Stock Option Plan as set forth herein and as amended from time to time.

         (o) "Stock Option" or "Option" shall mean a right to purchase a stated number of shares of Common Stock subject to such terms and conditions as are set forth in the Plan and an Agreement.

         (p) "Subsidiary corporation" or "Subsidiary" shall mean any corporation which is a "subsidiary corporation" of the Corporation as defined in
Section 424(f) of the Code.


3.   ADMINISTRATION
     --------------

         (a) The Committee shall administer the Plan and, accordingly, it shall have full power to grant Stock Options under the plan, to construe and interpret the Plan, and to establish rules and regulations and perform all other acts it believes reasonable and proper, including the authority to delegate responsibilities to others to assist in administering the Plan.

         (b) The determination of those eligible to receive Stock Options, and the amount, type and terms and conditions of each Stock Option shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

         (c) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.


4.   COMMON STOCK LIMITS
     -------------------

         The total number of shares of Common Stock which may be issued on exercise of Stock Options shall not exceed 450,000 shares, subject to adjustment in accordance with Paragraph 9 of the Plan. Shares issued under the Plan may be, in whole or in part, as determined by the Committee, authorized but unissued or treasury shares of Common Stock. If any Options granted under the Plan shall expire or terminate without having been exercised, the shares subject to such Options shall be added back to the number of shares of Common Stock which may be issued on exercise of Stock Options.

5.   ELIGIBILITY FOR PARTICIPATION
     -----------------------------

         (a) Consistent with Plan objectives, the following persons shall be eligible to become Participants in the Plan: officers and other key Employees and consultants and advisers to the Corporation or any Subsidiary corporation, provided that members of the Board who are not Employees shall not be eligible.

         (b) The foregoing subparagraph (a) notwithstanding, Incentive Stock Options shall be granted only to officers and other key Employees, and no Incentive Stock Options shall be granted to an Employee who owns more than 10% of the Common Stock determined in accordance with the provisions of Section 422(b)(6) of the Code, unless the Option meets the requirements of Section 422(c)(5) of the Code.

         (c) Options shall be granted to consultants and advisers only for bona fide services rendered other than in connection with the offer or sale of securities.


6.   STOCK OPTIONS - TERMS AND CONDITIONS
     ------------------------------------

         All Stock Options granted under the Plan shall be evidenced by Agreements which shall contain such provisions as shall be required by the Plan together with such other provisions as the Committee may prescribe, including the following provisions:

         (a) Price: The Committee shall establish the Exercise Price, provided, however, that in the case of an Incentive Stock Option the Exercise Price shall not be less than the Fair Market Value of a share of Common Stock on the date of the grant of the Option.

         (b) Period: The Committee shall establish the term of any Option awarded under the Plan, provided, however, that no Option shall be' exercisable after the expiration of 10 years from the date of the grant of the Option.

         (c) Time of Exercise: The Committee shall establish the time or times at which an Option, or portion thereof, shall be exercisable. The Committee, subsequent to the grant of an Option, may accelerate the date or dates on which the Option may be exercisable.

         (d) Exercise: An Option, or portion thereof, shall be exercised by delivery or a written notice of exercise to the Corporation together with payment of the full purchase price of the shares as to which the Option is exercised ("Purchase Price"). Payment may be made:

               (i) in United States dollars by good check, bank draft or money order payable to the order of the Corporation, or

               (ii) at the discretion of the Committee by the transfer to the Corporation of shares of Common Stock owned by the Participant having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

               (iii) at the discretion of the Committee and subject to any restrictions or conditions as it deems appropriate (including any restrictions as may be set forth in Rule 16b-3 of the Securities Exchange Act of 1934), by electing to have the Corporation withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

               (iv) at the discretion of the Committee by a combination of (i) and (ii) or (i) and (iii) above.

         The Committee shall determine the procedures for the use of Common Stock in payment of the Purchase Price and may impose such limitations and prohibitions on such use as it deems appropriate.

         (e) Special Rules for Incentive Stock Options: Notwithstanding any other provisions of the Plan, with respect to Incentive Stock Options granted under the Plan, the following provisions will apply:

               (i) To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options (whether granted hereunder or pursuant to any other plan of the Corporation or a Subsidiary) are first exercisable by a Participant during any calendar year exceeds $1 00,000 (or such other limit as may be in effect from time to time under the Code), such Options shall be treated as Non-Qualified Options.

               (ii) Any Participant who disposes of shares of Common Stock acquired on the exercise of an Incentive Stock Option by sale or exchange either
(a) within two years after the date of the grant of the Option under which such shares were acquired or (b) within one year after the acquisition of such shares, shall notify the Corporation in writing of such disposition and of the amount realized upon such disposition promptly after the disposition.


7.   TERMINATION OF EMPLOYMENT
     -------------------------

         If a Participant holding an Option shall cease to be employed (or in the case of a Participant who is not an Employee, shall cease to be engaged) by the Corporation or any Subsidiary corporation by reason of death or any other reason other than voluntary quitting, discharge for cause or permanent and total disability as defined in Section 22(e)(3) of the Code (hereinafter called a "Disability"), as determined by the Committee, such Participant (or, if applicable, such Participant's Beneficiary or legal representative) may, but only within the three months next succeeding such cessation of employment or engagement, exercise such Option to the extent that such Participant would have been entitled to do so on the date of such cessation of employments. If a Participant holding an Option voluntarily quits or is discharged for cause, such Option shall terminate on the date of cessation of employment or engagement.


8.   DISABILITY
     ----------

         If a Participant holding an Option shall cease to be employed (or, in the case of a Participant who is not an Employee, cease to be engaged) by the Corporation or any Subsidiary corporation by reason of a Disability, the Option shall be exercisable by such Participant or such Participant's duly appointed guardian or other legal representative, to the extent that such Participant would have been entitled to do so on the date of such cessation of employment, but only within one year following such cessation of employment due to said Disability.


9.   ADJUSTMENTS
     -----------

         If in the event of a recapitalization, stock split, stock combination, stock dividend, exchange of shares, or a change in the corporate structure or shares of the Company, or similar event, the Board of Directors upon recommendation of the Committee shall make appropriate adjustments in the kind or number of shares which may be issued upon exercise of Options and in the kind or number of shares issuable upon exercise of Options theretofore granted and in the exercise price of such options. The Board of Directors may also make such appropriate adjustments in the event of any distribution of assets to stockholders other than an ordinary dividend. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than an ordinary dividend, made by the Board shall be final, binding and conclusive.

10.  MERGER, CONSOLIDATION OR SALE OF ASSETS
     ---------------------------------------

         If the Corporation shall be a party to a merger or consolidation or shall sell substantially all its assets, each outstanding Option shall pertain and apply to the securities and/or property which a holder of the number of shares of Common Stock subject to the Option immediately prior to such merger, consolidation, or sale of assets would be entitled to receive in such merger, consolidation or sale of assets.


11.  AMENDMENT AND TERMINATION OF PLAN
     ---------------------------------

         (a) The Board, without further approval of the stockholders, may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interests of the Corporation; provided, however, that no such amendment shall be made, without approval of the stockholders, to the extent such approval is required by applicable law, regulation or rule, or which would:

               (i) modify the eligibility requirements for participation in the Plan; or

               (ii) increase the total number of shares of Common Stock which may be issued pursuant to Stock Options, except as is for in accordance with Paragraph 9 of the Plan.

         (b) No amendment, suspension or termination of this Plan shall, without the Participant's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to the Participant under the Plan.

         (c) The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments of the Code.


12.  GOVERNMENT AND OTHER REGULATIONS
     --------------------------------

         The granting of Stock Options under the Plan and the obligation of the Corporation to issue or transfer and deliver shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules and orders which shall then be in effect.


13.  MISCELLANEOUS PROVISIONS
     ------------------------

         (a) Rights to Continued Employment: No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving any Participant the right to be retained in the employ of the Corporation or any Subsidiary corporation (or to be otherwise retained in the case of a Participant who is not an Employee) and the Corporation expressly reserves the right at any time to dismiss a Participant with or without cause, free of any liability or any claim under the Plan, except as provided herein or in an Agreement.

         (b) Who Shall Exercise: Except as provided by the Plan, an Incentive Stock Option shall be exercisable during the lifetime of the Participant to whom it is granted only by such Participant, and it may be exercised only if such Participant has been in the continuous employ of the Corporation or any Subsidiary corporation from the date of grant of the Option to the date of its exercise.

         (c) Non-Transferability: No right or interest of any Participant in the Plan shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be liable for, or subject to, any lien, obligation or liability of such Participant.

         (d) Withholding Taxes: The Corporation may require a payment to cover applicable withholding for income and employment taxes in connection with a Stock Option.

         (e) Rights as Stockholder: A Participant as such shall not have any of the rights or privileges of a holder of Common Stock until such time as shares of Common Stock are issued or are transferred to the Participant upon exercise of an Option.

         (f) Plan Expenses: Any expenses of administering this Plan shall be borne by the Corporation.

         (g) Legal Considerations: The Corporation shall not be required to issue, transfer or deliver shares of Common Stock upon exercise of Options until all applicable legal, listing or registration requirements, as determined by legal counsel, have been satisfied, and any necessary or appropriate written representations have been given by the Participant.

         (h) Other Plans: Nothing contained herein shall prevent the Corporation from establishing other incentive and benefit plans in which Participants in the Plan may also participate.

         (i) No Warranty of Tax Effect: Except as may be contained in any Agreement, no opinion shall be deemed to be expressed or warranties made as to the effect for federal, state or local tax purposes of any grants hereunder.

         (j) Construction of Plan: The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of New York.


14.  STOCKHOLDER APPROVAL - TERM OF PLAN
     -----------------------------------

         Upon approval by the stockholders of the Corporation, the Plan shall become unconditionally effective as of December 4, 1992. No Option shall be granted after December 3, 2002, provided, however, that the Plan and all outstanding Options granted under the Plan prior to such date shall remain in effect until the applicable Options have expired. If the stockholders shall not approve the Plan, the Plan shall not be effective and any and all actions taken prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.

                            VALPEY-FISHER CORPORATION

                             1999 STOCK OPTION PLAN,

                                   AS AMENDED




1.   PURPOSE
     -------

         The Plan is intended to expand and improve the profitability and prosperity of MATEC Corporation for the benefit of its stockholders by permitting the Corporation to grant to officers and other key employees of, and consultants and advisers to, the Corporation and its Subsidiaries, options to purchase shares of the Corporation's Common Stock. These grants are intended to provide additional incentive to such persons by offering them a greater stake in the Corporation's continued success. The Plan is also intended as a means of reinforcing the commonality of interest between the Corporation's stockholders and such persons, and as an aid in attracting and retaining the services of individuals of outstanding and specialized skills.


2.   DEFINITIONS
     -----------

         For Plan purposes, except where the context otherwise indicates, the following terms shall have the meanings which follow:

         (a) "Agreement" shall mean a written instrument executed and delivered on behalf of the Corporation which specifies the terms and conditions of a Stock Option granted to a Participant.

         (b) "Beneficiary" shall mean the person or persons who may be designated by a Participant from time to time in writing to the Committee, to receive, if the Participant dies, any Option exercise rights held by the Participant.

         (c)   "Board" shall mean the Board of Directors of the Corporation.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

         (e) "Committee" shall mean a Committee of the Board composed of two or more persons which shall be designated by the Board to administer the Plan. Each member of the Committee, while serving as such, shall be a member of the Board and shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

         (f) "Common Stock" shall mean the Common Stock of the Corporation having a par value of $0.05 per share.

         (g) "Corporation" shall mean MATEC Corporation, a Maryland corporation.

         (h) "Employee" shall mean any person who is employed by the Corporation or any Subsidiary corporation.

         (i) "Exercise Price" shall mean the per share price for which a Participant upon exercise of a Stock Option may purchase a share of Common Stock.

         (j) "Fair Market Value" shall mean the value of a share of Common Stock to be determined by, and in accordance with procedures established by, the Committee. Such fair market value shall be deemed conclusive upon the determination of the Committee made in good faith. The preceding notwithstanding, so long as the Common Stock is listed on a national stock exchange, the "Fair Market Value" shall mean with respect to any given day, the mean between the highest and lowest reported sales prices of the Common Stock on the principal national stock exchange on which the Common Stock is listed, or if such exchange was closed on such day or if it was open but the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded on such exchange, as reported by a responsible reporting service.

         (k) "Incentive Stock Option" shall mean a Stock Option which is intended to meet and comply with the terms and conditions for an "incentive stock option" as set forth in Section 422 of the Code, or any other form of tax qualified stock option which may be incorporated and defined in the Code as it may from time to time be amended.

         (l) "Non-Qualified Option" shall mean a Stock Option which does not meet the requirements of Section 422 of the Code or the terms of which provide that it will not be treated as an Incentive Stock Option.

         (m) "Participant" shall mean any person who is granted a Stock Option under the Plan.

         (n) "Plan" shall mean the MATEC Corporation 1999 Stock Option Plan as set forth herein and as amended from time to time.

         (o) "Stock Option" or "Option" shall mean a right to purchase a stated number of shares of Common Stock subject to such terms and conditions as are set forth in the Plan and an Agreement.

         (p) "Subsidiary corporation" or "Subsidiary" shall mean any corporation which is a "subsidiary corporation" of the Corporation as defined in
Section 424(f) of the Code.


3.   ADMINISTRATION
     --------------

         (a) The Committee shall administer the Plan and, accordingly, it shall have full power to grant Stock Options under the plan, to construe and interpret the Plan, and to establish rules and regulations and perform all other acts it believes reasonable and proper, including the authority to delegate responsibilities to others to assist in administering the Plan.

         (b) The determination of those eligible to receive Stock Options, and the amount, type and terms and conditions of each Stock Option shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

         (c) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.


4.   COMMON STOCK LIMITS
     -------------------

         The total number of shares of Common Stock which may be issued on exercise of Stock Options shall not exceed 100,000 shares, subject to adjustment in accordance with Paragraph 9 of the Plan. Shares issued under the Plan may be, in whole or in part, as determined by the Committee, authorized but unissued or treasury shares of Common Stock. If any Options granted under the Plan shall expire or terminate without having been exercised, the shares subject to such Options shall be added back to the number of shares of Common Stock which may be issued on exercise of Stock Options.

5.   ELIGIBILITY FOR PARTICIPATION
     -----------------------------

         (a) Consistent with Plan objectives, the following persons shall be eligible to become Participants in the Plan: officers and other key Employees and consultants and advisers to the Corporation or any Subsidiary corporation, provided that members of the Board who are not Employees shall not be eligible.

         (b) The foregoing subparagraph (a) notwithstanding, Incentive Stock Options shall be granted only to officers and other key Employees, and no Incentive Stock Options shall be granted to an Employee who owns more than 10% of the Common Stock determined in accordance with the provisions of Section 422(b)(6) of the Code, unless the Option meets the requirements of Section 422(c)(5) of the Code.

         (c) Options shall be granted to consultants and advisers only for bona fide services rendered other than in connection with the offer or sale of securities.


6.   STOCK OPTIONS - TERMS AND CONDITIONS
     ------------------------------------

         All Stock Options granted under the Plan shall be evidenced by Agreements which shall contain such provisions as shall be required by the Plan together with such other provisions as the Committee may prescribe, including the following provisions:

         (a) Price: The Committee shall establish the Exercise Price, provided, however, that in the case of an Incentive Stock Option the Exercise Price shall not be less than the Fair Market Value of a share of Common Stock on the date of the grant of the Option.

         (b) Period: The Committee shall establish the term of any Option awarded under the Plan, provided, however, that no Option shall be' exercisable after the expiration of 10 years from the date of the grant of the Option.

         (c) Time of Exercise: The Committee shall establish the time or times at which an Option, or portion thereof, shall be exercisable. The Committee, subsequent to the grant of an Option, may accelerate the date or dates on which the Option may be exercisable.

         (d) Exercise: An Option, or portion thereof, shall be exercised by delivery or a written notice of exercise to the Corporation together with payment of the full purchase price of the shares as to which the Option is exercised ("Purchase Price"). Payment may be made:

               (i) in United States dollars by good check, bank draft or money order payable to the order of the Corporation, or

               (ii) at the discretion of the Committee by the transfer to the Corporation of shares of Common Stock owned by the Participant having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

               (iii) at the discretion of the Committee and subject to any restrictions or conditions as it deems appropriate (including any restrictions as may be set forth in Rule 16b-3 under the Securities Exchange Act of 1934), by electing to have the Corporation withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

               (iv) at the discretion of the Committee by a combination of (i) and (ii) or (i) and (iii) above.

         The Committee shall determine the procedures for the use of Common Stock in payment of the Purchase Price and may impose such limitations and prohibitions on such use as it deems appropriate.

         (e) Special Rules for Incentive Stock Options: Notwithstanding any other provisions of the Plan, with respect to Incentive Stock Options granted under the Plan (in addition to any other provisions specifically made applicable to Incentive Stock Options), the following provisions will apply:

               (i) To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options (whether granted hereunder or pursuant to any other plan of the Corporation or a Subsidiary) are first exercisable by a Participant during any calendar year exceeds $1 00,000 (or such other limit as may be in effect from time to time under the Code), such Options shall be treated as Non-Qualified Options.

               (ii) Any Participant who disposes of shares of Common Stock acquired on the exercise of an Incentive Stock Option by sale or exchange either
(a) within two years after the date of the grant of the Option under which such shares were acquired or (b) within one year after the acquisition of such shares, shall notify the Corporation in writing of such disposition and of the amount realized upon such disposition promptly after the disposition.


7.   TERMINATION OF EMPLOYMENT
     -------------------------

         If a Participant holding an Option shall cease to be employed (or in the case of a Participant who is not an Employee, shall cease to be engaged) by the Corporation or any Subsidiary corporation by reason of death or any other reason other than voluntary quitting, discharge for cause or permanent and total disability as defined in Section 22(e)(3) of the Code (hereinafter called a "Disability"), as determined by the Committee, such Participant (or, if applicable, such Participant's Beneficiary or legal representative) may, but only within the three months next succeeding such cessation of employment or engagement, exercise such Option to the extent that such Participant would have been entitled to do so on the date of such cessation of employments or engagements. If a Participant holding an Option voluntarily quits or is discharged for cause, such Option shall terminate on the date of cessation of employment or engagement.


8.   DISABILITY
     ----------

         If a Participant holding an Option shall cease to be employed (or, in the case of a Participant who is not an Employee, cease to be engaged) by the Corporation or any Subsidiary corporation by reason of a Disability, the Option shall be exercisable by such Participant or such Participant's duly appointed guardian or other legal representative, to the extent that such Participant would have been entitled to do so on the date of such cessation of employment, but only within one year following such cessation of employment due to said Disability.


9.   ADJUSTMENTS
     -----------

         If in the event of a recapitalization, stock split, stock combination, stock dividend, exchange of shares, or a change in the corporate structure or shares of the Company, or similar event, the Board of Directors upon recommendation of the Committee shall make appropriate adjustments in the kind or number of shares which may be issued upon exercise of Options and in the kind or number of shares issuable upon exercise of Options theretofore granted and in the exercise price of such options. The Board of Directors may also make such appropriate adjustments in the event of any distribution of assets to stockholders other than an ordinary dividend. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than an ordinary dividend, made by the Board shall be final, binding and conclusive.

10.  MERGER, CONSOLIDATION OR SALE OF ASSETS
     ---------------------------------------

         If the Corporation shall be a party to a merger or consolidation or shall sell substantially all its assets, each outstanding Option shall pertain and apply to the securities and/or property which a holder of the number of shares of Common Stock subject to the Option immediately prior to such merger, consolidation, or sale of assets would be entitled to receive in such merger, consolidation or sale of assets.


11.  AMENDMENT AND TERMINATION OF PLAN
     ---------------------------------

         (a) The Board, without further approval of the stockholders, may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interests of the Corporation; provided, however, that no such amendment shall be made, without approval of the stockholders, to the extent such approval is required by applicable law, regulation or rule, or which would:

               (i) modify the eligibility requirements for participation in the Plan; or

               (ii) increase the total number of shares of Common Stock which may be issued pursuant to Stock Options, except as is for in accordance with Paragraph 9 of the Plan.

         (b) No amendment, suspension or termination of this Plan shall, without the Participant's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to the Participant under the Plan.

         (c) The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments the Plan.


12.  GOVERNMENT AND OTHER REGULATIONS
     --------------------------------

         The granting of Stock Options under the Plan and the obligation of the Corporation to issue or transfer and deliver shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules and orders which shall then be in effect.


13.  MISCELLANEOUS PROVISIONS
     ------------------------

         (a) Rights to Continued Employment: No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving any Participant the right to be retained in the employ of the Corporation or any Subsidiary corporation (or to be otherwise retained in the case of a Participant who is not an Employee) and the Corporation expressly reserves the right at any time to dismiss a Participant with or without cause, free of any liability or any claim under the Plan, except as provided herein or in an Agreement.

         (b) Who Shall Exercise: Except as provided by the Plan, an Incentive Stock Option shall be exercisable during the lifetime of the Participant to whom it is granted only by such Participant, and it may be exercised only if such Participant has been in the continuous employ of the Corporation or any Subsidiary corporation from the date of grant of the Option to the date of its exercise.

         (c) Non-Transferability: No right or interest of any Participant in the Plan or an Agreement shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be liable for, or subject to, any lien, obligation or liability of such Participant; provided that in the discretion of the Committee a Non-Qualified Option may be made transferable and assignable on such terms and conditions as the Committee shall in its discretion determine.

         (d) Withholding Taxes: The Corporation may require a payment to cover applicable withholding for income and employment taxes in connection with a Stock Option.

         (e) Rights as Stockholder: A Participant as such shall not have any of the rights or privileges of a holder of Common Stock until such time as shares of Common Stock are issued or are transferred to the Participant upon exercise of an Option.

         (f) Plan Expenses: Any expenses of administering this Plan shall be borne by the Corporation.

         (g) Legal Considerations: The Corporation shall not be required to issue, transfer or deliver shares of Common Stock upon exercise of Options until all applicable legal, listing or registration requirements, as determined by legal counsel, have been satisfied, and any necessary or appropriate written representations have been given by the Participant.

         (h) Other Plans: Nothing contained herein shall prevent the Corporation from establishing other incentive and benefit plans in which Participants in the Plan may also participate.

         (i) No Warranty of Tax Effect: Except as may be contained in any Agreement, no opinion shall be deemed to be expressed or warranties made as to the effect for federal, state or local tax purposes of any grants hereunder.

         (j) Construction of Plan: The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Maryland.


14.  STOCKHOLDER APPROVAL - TERM OF PLAN
     -----------------------------------

         Upon approval by the stockholders of the Corporation, the Plan shall become unconditionally effective as of March 30,1999. No Option shall be granted after March 29, 2009, provided, however, that the Plan and all outstanding Options granted under the Plan prior to such date shall remain in effect until the applicable Options have expired. If the stockholders shall not approve the Plan, the Plan shall not be effective and any and all actions taken prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.

                            VALPEY-FISHER CORPORATION

                             2001 STOCK OPTION PLAN,

                                   AS AMENDED




1.   PURPOSE
     -------

         The Plan is intended to expand and improve the profitability and prosperity of MATEC Corporation for the benefit of its stockholders by permitting the Corporation to grant to officers and other key employees of, and consultants and advisers to, the Corporation and its Subsidiaries, options to purchase shares of the Corporation's Common Stock. These grants are intended to provide additional incentive to such persons by offering them a greater stake in the Corporation's continued success. The Plan is also intended as a means of reinforcing the commonality of interest between the Corporation's stockholders and such persons, and as an aid in attracting and retaining the services of individuals of outstanding and specialized skills.


2.   DEFINITIONS
     -----------

         For Plan purposes, except where the context otherwise indicates, the following terms shall have the meanings which follow:

         (a) "Agreement" shall mean a written instrument executed and delivered on behalf of the Corporation which specifies the terms and conditions of a Stock Option granted to a Participant.

         (b) "Beneficiary" shall mean the person or persons who may be designated by a Participant from time to time in writing to the Committee, to receive, if the Participant dies, any Option exercise rights held by the Participant.

         (c)   "Board" shall mean the Board of Directors of the Corporation.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

         (e) "Committee" shall mean a Committee of the Board composed of two or more persons which shall be designated by the Board to administer the Plan. Each member of the Committee, while serving as such, shall be a member of the Board and shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

         (f) "Common Stock" shall mean the Common Stock of the Corporation having a par value of $0.05 per share.

         (g) "Corporation" shall mean MATEC Corporation, a Maryland corporation.

         (h) "Employee" shall mean any person who is employed by the Corporation or any Subsidiary corporation.

         (i) "Exercise Price" shall mean the per share price for which a Participant upon exercise of a Stock Option may purchase a share of Common Stock.

         (j) "Fair Market Value" shall mean the value of a share of Common Stock to be determined by, and in accordance with procedures established by, the Committee. Such fair market value shall be deemed conclusive upon the determination of the Committee made in good faith. The preceding notwithstanding, so long as the Common Stock is listed on a national stock exchange, the "Fair Market Value" shall mean with respect to any given day, the mean between the highest and lowest reported sales prices of the Common Stock on the principal national stock exchange on which the Common Stock is listed, or if such exchange was closed on such day or if it was open but the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded on such exchange, as reported by a responsible reporting service.

         (k) "Incentive Stock Option" shall mean a Stock Option which is intended to meet and comply with the terms and conditions for an "incentive stock option" as set forth in Section 422 of the Code, or any other form of tax qualified stock option which may be incorporated and defined in the Code as it may from time to time be amended.

         (l) "Non-Qualified Option" shall mean a Stock Option which does not meet the requirements of Section 422 of the Code or the terms of which provide that it will not be treated as an Incentive Stock Option.

         (m) "Participant" shall mean any person who is granted a Stock Option under the Plan.

         (n) "Plan" shall mean the MATEC Corporation 2001 Stock Option Plan as set forth herein and as amended from time to time.

         (o) "Stock Option" or "Option" shall mean a right to purchase a stated number of shares of Common Stock subject to such terms and conditions as are set forth in the Plan and an Agreement.

         (p) "Subsidiary corporation" or "Subsidiary" shall mean any corporation which is a "subsidiary corporation" of the Corporation as defined in
Section 424(f) of the Code.


3.   ADMINISTRATION
     --------------

         (a) The Committee shall administer the Plan and, accordingly, it shall have full power to grant Stock Options under the plan, to construe and interpret the Plan, and to establish rules and regulations and perform all other acts it believes reasonable and proper, including the authority to delegate responsibilities to others to assist in administering the Plan.

         (b) The determination of those eligible to receive Stock Options, and the amount, type and terms and conditions of each Stock Option shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

         (c) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.


4.   COMMON STOCK LIMITS
     -------------------

         The total number of shares of Common Stock which may be issued on exercise of Stock Options shall not exceed 200,000 shares, subject to adjustment in accordance with Paragraph 9 of the Plan. Shares issued under the Plan may be, in whole or in part, as determined by the Committee, authorized but unissued or treasury shares of Common Stock. If any Options granted under the Plan shall expire or terminate without having been exercised, the shares subject to such Options shall be added back to the number of shares of Common Stock which may be issued on exercise of Stock Options.

5.   ELIGIBILITY FOR PARTICIPATION
     -----------------------------

         (a) Consistent with Plan objectives, the following persons shall be eligible to become Participants in the Plan: officers and other key Employees and consultants and advisers to the Corporation or any Subsidiary corporation, provided that members of the Board who are not Employees shall not be eligible.

         (b) The foregoing subparagraph (a) notwithstanding, Incentive Stock Options shall be granted only to officers and other key Employees, and no Incentive Stock Options shall be granted to an Employee who owns more than 10% of the Common Stock determined in accordance with the provisions of Section 422(b)(6) of the Code, unless the Option meets the requirements of Section 422(c)(5) of the Code.

         (c) Options shall be granted to consultants and advisers only for bona fide services rendered other than in connection with the offer or sale of securities.


6.   STOCK OPTIONS - TERMS AND CONDITIONS
     ------------------------------------

         All Stock Options granted under the Plan shall be evidenced by Agreements which shall contain such provisions as shall be required by the Plan together with such other provisions as the Committee may prescribe, including the following provisions:

         (a) Price: The Committee shall establish the Exercise Price, provided, however, that in the case of an Incentive Stock Option the Exercise Price shall not be less than the Fair Market Value of a share of Common Stock on the date of the grant of the Option.

         (b) Period: The Committee shall establish the term of any Option awarded under the Plan, provided, however, that no Option shall be exercisable after the expiration of 10 years from the date of the grant of the Option.

         (c) Time of Exercise: The Committee shall establish the time or times at which an Option, or portion thereof, shall be exercisable. The Committee, subsequent to the grant of an Option, may accelerate the date or dates on which the Option may be exercisable.

         (d) Exercise: An Option, or portion thereof, shall be exercised by delivery or a written notice of exercise to the Corporation together with payment of the full purchase price of the shares as to which the Option is exercised ("Purchase Price"). Payment may be made:

               (i) in United States dollars by good check, bank draft or money order payable to the order of the Corporation, or

               (ii) at the discretion of the Committee by the transfer to the Corporation of shares of Common Stock owned by the Participant having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

               (iii) at the discretion of the Committee and subject to any restrictions or conditions as it deems appropriate (including any restrictions as may be set forth in Rule 16b-3 under the Securities Exchange Act of 1934), by electing to have the Corporation withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

               (iv) at the discretion of the Committee by a combination of (i) and (ii) or (i) and (iii) above.

         The Committee shall determine the procedures for the use of Common Stock in payment of the Purchase Price and may impose such limitations and prohibitions on such use as it deems appropriate.

         (e) Special Rules for Incentive Stock Options: Notwithstanding any other provisions of the Plan, with respect to Incentive Stock Options granted under the Plan (in addition to any other provisions specifically made applicable to Incentive Stock Options), the following provisions will apply:

               (i) To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options (whether granted hereunder or pursuant to any other plan of the Corporation or a Subsidiary) are first exercisable by a Participant during any calendar year exceeds $100,000 (or such other limit as may be in effect from time to time under the Code), such Options shall be treated as Non-Qualified Options.

               (ii) Any Participant who disposes of shares of Common Stock acquired on the exercise of an Incentive Stock Option by sale or exchange either
(a) within two years after the date of the grant of the Option under which such shares were acquired or (b) within one year after the acquisition of such shares, shall notify the Corporation in writing of such disposition and of the amount realized upon such disposition promptly after the disposition.


7.   TERMINATION OF EMPLOYMENT
     -------------------------

         If a Participant holding an Option shall cease to be employed (or in the case of a Participant who is not an Employee, shall cease to be engaged) by the Corporation or any Subsidiary corporation by reason of death or any other reason other than voluntary quitting, discharge for cause or permanent and total disability as defined in Section 22(e)(3) of the Code (hereinafter called a "Disability"), as determined by the Committee, such Participant (or, if applicable, such Participant's Beneficiary or legal representative) may, but only within the three months next succeeding such cessation of employment or engagement, exercise such Option to the extent that such Participant would have been entitled to do so on the date of such cessation of employments or engagements. If a Participant holding an Option voluntarily quits or is discharged for cause, such Option shall terminate on the date of cessation of employment or engagement.


8.   DISABILITY
     ----------

         If a Participant holding an Option shall cease to be employed (or, in the case of a Participant who is not an Employee, shall cease to be engaged) by the Corporation or any Subsidiary corporation by reason of a Disability, the Option shall be exercisable by such Participant or such Participant's duly appointed guardian or other legal representative, to the extent that such Participant would have been entitled to do so on the date of such cessation of employment, but only within one year following such cessation of employment due to said Disability.


9.   ADJUSTMENTS
     -----------

         If in the event of a recapitalization, stock split, stock combination, stock dividend, exchange of shares, or a change in the corporate structure or shares of the Company, or similar event, the Board of Directors upon recommendation of the Committee shall make appropriate adjustments in the kind or number of shares which may be issued upon exercise of Options and in the kind or number of shares issuable upon exercise of Options theretofore granted and in the exercise price of such options. The Board of Directors may also make such appropriate adjustments in the event of any distribution of assets to stockholders other than an ordinary dividend. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than an ordinary dividend, made by the Board shall be final, binding and conclusive.

10.  MERGER, CONSOLIDATION OR SALE OF ASSETS
     ---------------------------------------

         If the Corporation shall be a party to a merger or consolidation or shall sell substantially all its assets, each outstanding Option shall pertain and apply to the securities and/or property which a holder of the number of shares of Common Stock subject to the Option immediately prior to such merger, consolidation, or sale of assets would be entitled to receive in such merger, consolidation or sale of assets.


11.  AMENDMENT AND TERMINATION OF PLAN
     ---------------------------------

         (a) The Board, without further approval of the stockholders, may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interests of the Corporation; provided, however, that no such amendment shall be made, without approval of the stockholders, to the extent such approval is required by applicable law, regulation or rule, or which would:

               (i) modify the eligibility requirements for participation in the Plan; or

               (ii) increase the total number of shares of Common Stock which may be issued pursuant to Stock Options, except as is provided for in accordance with Paragraph 9 of the Plan.

         (b) No amendment, suspension or termination of this Plan shall, without the Participant's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to the Participant under the Plan.

         (c) The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments the Plan.


12.  GOVERNMENT AND OTHER REGULATIONS
     --------------------------------

         The granting of Stock Options under the Plan and the obligation of the Corporation to issue or transfer and deliver shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules and orders which shall then be in effect.


13.  MISCELLANEOUS PROVISIONS
     ------------------------

         (a) Rights to Continued Employment: No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving any Participant the right to be retained in the employ of the Corporation or any Subsidiary corporation (or to be otherwise retained in the case of a Participant who is not an Employee) and the Corporation expressly reserves the right at any time to dismiss a Participant with or without cause, free of any liability or any claim under the Plan, except as provided herein or in an Agreement.

         (b) Who Shall Exercise: Except as provided by the Plan, an Incentive Stock Option shall be exercisable during the lifetime of the Participant to whom it is granted only by such Participant, and it may be exercised only if such Participant has been in the continuous employ of the Corporation or any Subsidiary corporation from the date of grant of the Option to the date of its exercise.

         (c) Non-Transferability: No right or interest of any Participant in the Plan or an Agreement shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be liable for, or subject to, any lien, obligation or liability of such Participant; provided that in the discretion of the Committee a Non-Qualified Option may be made transferable and assignable on such terms and conditions as the Committee shall in its discretion determine.

         (d) Withholding Taxes: The Corporation may require a payment to cover applicable withholding for income and employment taxes in connection with a Stock Option.

         (e) Rights as Stockholder: A Participant as such shall not have any of the rights or privileges of a holder of Common Stock until such time as shares of Common Stock are issued or are transferred to the Participant upon exercise of an Option.

         (f) Plan Expenses: Any expenses of administering this Plan shall be borne by the Corporation.

         (g) Legal Considerations: The Corporation shall not be required to issue, transfer or deliver shares of Common Stock upon exercise of Options until all applicable legal, listing or registration requirements, as determined by legal counsel, have been satisfied, and any necessary or appropriate written representations have been given by the Participant.

         (h) Other Plans: Nothing contained herein shall prevent the Corporation from establishing other incentive and benefit plans in which Participants in the Plan may also participate.

         (i) No Warranty of Tax Effect: Except as may be contained in any Agreement, no opinion shall be deemed to be expressed or warranties made as to the effect for federal, state or local tax purposes of any grants hereunder.

         (j) Construction of Plan: The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Maryland.


14.  STOCKHOLDER APPROVAL - TERM OF PLAN
     -----------------------------------

         Upon approval by the stockholders of the Corporation, the Plan shall become unconditionally effective as of February 22, 2001. No Option shall be granted after February 21, 2011, provided, however, that the Plan and all outstanding Options granted under the Plan prior to such date shall remain in effect until the applicable Options have expired. If the stockholders shall not approve the Plan, the Plan shall not be effective and any and all actions taken prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.

                            VALPEY-FISHER CORPORATION

                             2003 STOCK OPTION PLAN,

                                   AS AMENDED




1.   PURPOSE
     -------

         The Plan is intended to expand and improve the profitability and prosperity of Valpey-Fisher Corporation for the benefit of its stockholders by permitting the Corporation to grant to officers and other key employees of, directors who are not employees of, and consultants and advisers to, the Corporation and its Subsidiaries, options to purchase shares of the Corporation's Common Stock. These grants are intended to provide additional incentive to such persons by offering them a greater stake in the Corporation's continued success. The Plan is also intended as a means of reinforcing the commonality of interest between the Corporation's stockholders and such persons, and as an aid in attracting and retaining the services of individuals of outstanding and specialized skills.


2.   DEFINITIONS
     -----------

         For Plan purposes, except where the context otherwise indicates, the following terms shall have the meanings which follow:

         (a) "Agreement" shall mean a written instrument executed and delivered on behalf of the Corporation which specifies the terms and conditions of a Stock Option granted to a Participant.

         (b) "Beneficiary" shall mean the person or persons who may be designated by a Participant from time to time in writing to the Plan Administrator, to receive, if the Participant dies, any Option exercise rights held by the Participant.

         (c)   "Board" shall mean the Board of Directors of the Corporation.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

         (e) "Common Stock" shall mean the Common Stock of the Corporation having a par value of $0.05 per share.

         (f) "Corporation" shall mean VALPEY-FISHER Corporation, a Maryland corporation.

         (g) "Employee" shall mean any person who is employed by the Corporation or any Subsidiary corporation.

         (h) "Exercise Price" shall mean the per share price for which a Participant upon exercise of a Stock Option may purchase a share of Common Stock.

         (i) "Fair Market Value" shall mean the value of a share of Common Stock to be determined by, and in accordance with procedures established by, the Plan Administrator. Such fair market value shall be deemed conclusive upon the determination of the Plan Administrator made in good faith. The preceding notwithstanding, so long as the Common Stock is listed on a national stock exchange, the "Fair Market Value" shall mean with respect to any given day, the mean between the highest and lowest reported sales prices of the Common Stock on the principal national stock exchange on which the Common Stock is listed, or if such exchange was closed on such day or if it was open but the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded on such exchange, as reported by a responsible reporting service.

         (j) "Incentive Stock Option" shall mean a Stock Option which is intended to meet and comply with the terms and conditions for an "incentive stock option" as set forth in Section 422 of the Code, or any other form of tax qualified stock option which may be incorporated and defined in the Code as it may from time to time be amended.

         (k) "Non-Qualified Option" shall mean a Stock Option which does not meet the requirements of Section 422 of the Code or the terms of which provide that it will not be treated as an Incentive Stock Option.

         (l) "Participant" shall mean any person who is granted a Stock Option under the Plan.

         (m) "Plan" shall mean the VALPEY-FISHER Corporation 2003 Stock Option Plan as set forth herein and as amended from time to time.

         (n) "Plan Administrator" shall mean, as determined by the Board, either (i) the Board or (ii) a designated committee of the Board composed of two or more directors, each of whom, while serving as a member of the committee, shall be designated by the Board to administer the Plan and shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

         (o) "Stock Option" or "Option" shall mean a right to purchase a stated number of shares of Common Stock subject to such terms and conditions as are set forth in the Plan and an Agreement.

         (p) "Subsidiary corporation" or "Subsidiary" shall mean any corporation which is a "subsidiary corporation" of the Corporation as defined in
Section 424(f) of the Code.


3.   ADMINISTRATION
     --------------

         (a) The Plan Administrator shall administer the Plan and, accordingly, it shall have full power to grant Stock Options under the plan, to construe and interpret the Plan, and to establish rules and regulations and perform all other acts it believes reasonable and proper, including the authority to delegate responsibilities to others to assist in administering the Plan.

         (b) The determination of those eligible to receive Stock Options, and the amount, type and terms and conditions of each Stock Option shall rest in the sole discretion of the Plan Administrator, subject to the provisions of the Plan.

         (c) The Plan Administrator may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Plan Administrator at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.


4.   COMMON STOCK LIMITS
     -------------------

         The total number of shares of Common Stock which may be issued on exercise of Stock Options shall not exceed 200,000 shares, subject to adjustment in accordance with Paragraph 9 of the Plan. Shares issued under the Plan may be, in whole or in part, as determined by the Plan Administrator, authorized but unissued or treasury shares of Common Stock. If any Options granted under the Plan shall expire or terminate without having been exercised, the shares subject to such Options shall be added back to the number of shares of Common Stock which may be issued on exercise of Stock Options.

5.   ELIGIBILITY FOR PARTICIPATION
     -----------------------------

         (a) Consistent with Plan objectives, the following persons shall be eligible to become Participants in the Plan: officers and other key Employees, directors who are not Employees, and consultants and advisers to the Corporation or any Subsidiary corporation.

         (b) The foregoing subparagraph (a) notwithstanding, Incentive Stock Options shall be granted only to officers and other key Employees, and no Incentive Stock Options shall be granted to an Employee who owns more than 10% of the Common Stock determined in accordance with the provisions of Section 422(b)(6) of the Code, unless the Option meets the requirements of Section 422(c)(5) of the Code.

         (c) Options shall be granted to consultants and advisers only for bona fide services rendered other than in connection with the offer or sale of securities.


6.   STOCK OPTIONS - TERMS AND CONDITIONS
     ------------------------------------

         All Stock Options granted under the Plan shall be evidenced by Agreements which shall contain such provisions as shall be required by the Plan together with such other provisions as the Plan Administrator may prescribe, including the following provisions:

         (a) Price: The Plan Administrator shall establish the Exercise Price, provided, however, that in the case of an Incentive Stock Option the Exercise Price shall not be less than the Fair Market Value of a share of Common Stock on the date of the grant of the Option.

         (b) Period: The Plan Administrator shall establish the term of any Option awarded under the Plan, provided, however, that no Option shall be exercisable after the expiration of 10 years from the date of the grant of the Option.

         (c) Time of Exercise: The Plan Administrator shall establish the time or times at which an Option, or portion thereof, shall be exercisable. The Plan Administrator, subsequent to the grant of an Option, may accelerate the date or dates on which the Option may be exercisable.

         (d) Exercise: An Option, or portion thereof, shall be exercised by delivery or a written notice of exercise to the Corporation together with payment of the full purchase price of the shares as to which the Option is exercised ("Purchase Price"). Payment may be made:

               (i) in United States dollars by good check, bank draft or money order payable to the order of the Corporation, or

               (ii) at the discretion of the Plan Administrator by the transfer to the Corporation of shares of Common Stock owned by the Participant having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

               (iii) at the discretion of the Plan Administrator and subject to any restrictions or conditions as it deems appropriate (including any restrictions as may be set forth in Rule 16b-3 under the Securities Exchange Act of 1934), by electing to have the Corporation withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

               (iv) at the discretion of the Plan Administrator by a combination of (i) and (ii) or (i) and (iii) above.

         The Plan Administrator shall determine the procedures for the use of Common Stock in payment of the Purchase Price and may impose such limitations and prohibitions on such use as it deems appropriate.

         (e) Special Rules for Incentive Stock Options: Notwithstanding any other provisions of the Plan, with respect to Incentive Stock Options granted under the Plan (in addition to any other provisions specifically made applicable to Incentive Stock Options), the following provisions will apply:

               (i) To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options (whether granted hereunder or pursuant to any other plan of the Corporation or a Subsidiary) are first exercisable by a Participant during any calendar year exceeds $100,000 (or such other limit as may be in effect from time to time under the Code), such Options shall be treated as Non-Qualified Options.

               (ii) Any Participant who disposes of shares of Common Stock acquired on the exercise of an Incentive Stock Option by sale or exchange either
(a) within two years after the date of the grant of the Option under which such shares were acquired or (b) within one year after the acquisition of such shares, shall notify the Corporation in writing of such disposition and of the amount realized upon such disposition promptly after the disposition.


7.   TERMINATION OF EMPLOYMENT
     -------------------------

         If a Participant holding an Option shall cease to be employed by (or in the case of a Participant who is not an Employee, shall cease to be engaged by or, in the case of a director who is not an Employee, shall cease to be a director of) the Corporation or any Subsidiary corporation by reason of death or any other reason other than voluntary quitting, discharge for cause or permanent and total disability as defined in Section 22(e)(3) of the Code (hereinafter called a "Disability"), as determined by the Plan Administrator, such Participant (or, if applicable, such Participant's Beneficiary or legal representative) may, but only within the three months next succeeding such cessation, exercise such Option to the extent that such Participant would have been entitled to do so on the date of such cessation. If a Participant holding an Option voluntarily quits or is discharged for cause, such Option shall terminate on the date of cessation of employment or engagement.


8.   DISABILITY
     ----------

         If a Participant holding an Option shall cease to be employed by (or, in the case of a Participant who is not an Employee, shall cease to be engaged by or, in the case of a director who is not an Employee, shall cease to be a director of) the Corporation or any Subsidiary corporation by reason of a Disability, the Option shall be exercisable by such Participant or such Participant's duly appointed guardian or other legal representative, to the extent that such Participant would have been entitled to do so on the date of such cessation, but only within one year following such cessation due to said Disability.


9.   ADJUSTMENTS
     -----------

         If in the event of a recapitalization, stock split, stock combination, stock dividend, exchange of shares, or a change in the corporate structure or shares of the Company, or similar event, the Board of Directors upon recommendation of the Committee shall make appropriate adjustments in the kind or number of shares which may be issued upon exercise of Options and in the kind or number of shares issuable upon exercise of Options theretofore granted and in the exercise price of such options. The Board of Directors may also make such appropriate adjustments in the event of any distribution of assets to stockholders other than an ordinary dividend. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than an ordinary dividend, made by the Board shall be final, binding and conclusive.


10.  MERGER, CONSOLIDATION OR SALE OF ASSETS
     ---------------------------------------

         If the Corporation shall be a party to a merger or consolidation or shall sell substantially all its assets, each outstanding Option shall pertain and apply to the securities and/or property which a holder of the number of shares of Common Stock subject to the Option immediately prior to such merger, consolidation, or sale of assets would be entitled to receive in such merger, consolidation or sale of assets.

11.  AMENDMENT AND TERMINATION OF PLAN
     ---------------------------------

         (a) The Board, without further approval of the stockholders, may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interests of the Corporation; provided, however, that no such amendment shall be made, without approval of the stockholders, to the extent such approval is required by applicable law, regulation or rule, or which would:

               (ii) modify the eligibility requirements for participation in the Plan; or

               (iii) increase the total number of shares of Common Stock which may be issued pursuant to Stock Options, except as is provided for in accordance with Paragraph 9 of the Plan.

         (a) No amendment, suspension or termination of this Plan shall, without the Participant's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to the Participant under the Plan.

         (b) The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments the Plan.


12.  GOVERNMENT AND OTHER REGULATIONS
     --------------------------------

         The granting of Stock Options under the Plan and the obligation of the Corporation to issue or transfer and deliver shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules and orders which shall then be in effect.


13.  MISCELLANEOUS PROVISIONS
     ------------------------

         (a) Rights to Continued Employment: No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving any Participant the right to be retained in the employ of the Corporation or any Subsidiary corporation (or to be otherwise retained in the case of a Participant who is not an Employee) and the Corporation expressly reserves the right at any time to dismiss a Participant with or without cause, free of any liability or any claim under the Plan, except as provided herein or in an Agreement.

         (b) Who Shall Exercise: Except as provided by the Plan, an Incentive Stock Option shall be exercisable during the lifetime of the Participant to whom it is granted only by such Participant, and it may be exercised only if such Participant has been in the continuous employ of the Corporation or any Subsidiary corporation from the date of grant of the Option to the date of its exercise.

         (c) Non-Transferability: No right or interest of any Participant in the Plan or an Agreement shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be liable for, or subject to, any lien, obligation or liability of such Participant; provided that in the discretion of the Plan Administrator a Non-Qualified Option may be made transferable and assignable on such terms and conditions as the Plan Administrator shall in its discretion determine.

         (d) Withholding Taxes: The Corporation may require a payment to cover applicable withholding for income and employment taxes in connection with a Stock Option.


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

         (e) Rights as Stockholder: A Participant as such shall not have any of the rights or privileges of a holder of Common Stock until such time as shares of Common Stock are issued or are transferred to the Participant upon exercise of an Option.

         (f) Plan Expenses: Any expenses of administering this Plan shall be borne by the Corporation.

         (g) Legal Considerations: The Corporation shall not be required to issue, transfer or deliver shares of Common Stock upon exercise of Options until all applicable legal, listing or registration requirements, as determined by legal counsel, have been satisfied, and any necessary or appropriate written representations have been given by the Participant.

         (h) Other Plans: Nothing contained herein shall prevent the Corporation from establishing other incentive and benefit plans in which Participants in the Plan may also participate.

         (i) No Warranty of Tax Effect: Except as may be contained in any Agreement, no opinion shall be deemed to be expressed or warranties made as to the effect for federal, state or local tax purposes of any grants hereunder.

         (j) Construction of Plan: The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Maryland.


14.  STOCKHOLDER APPROVAL - TERM OF PLAN
     -----------------------------------

         Upon approval by the stockholders of the Corporation, the Plan as amended shall become unconditionally effective as of May 6, 2004. No Option shall be granted after February 25, 2013, provided, however, that the Plan and all outstanding Options granted under the Plan prior to such date shall remain in effect until the applicable Options have expired. If the stockholders shall not approve the Plan, the Plan shall not be effective and any and all actions taken prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.


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